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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                January 11, 2005
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                       COMPUTERIZED THERMAL IMAGING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                        001-16253            87-0458721
-------------------------------         ------------      ----------------------
(State or Other Jurisdiction of         (Commission         (I.R.S. Employer
 Incorporation or Organization)         File Number)      Identification Number)


                              1719 West 2800 South
                                Ogden, UTAH 84401
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (801) 776-4700
                         -------------------------------
                         (Registrant's telephone number)


                                 Not Applicable
            --------------------------------------------------------
            (Former Name and Address of Principal Executive Offices)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-3(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

January 11, 2005 Computerized Thermal Imaging, Inc. ("CTI") entered into a Preferred Stock Issuance Agreement with Strategica Management, LLC (the "Agreement").

The Agreement provides for the designation and issuance of up to 3,000,000 shares of Series A Convertible Preferred Stock (the "Series A Preferred") on the terms and subject to the conditions set forth in the Agreement, as well as a Certificate of Designation (the "Certificate"), a form of which is attached as Exhibit A to the Agreement. The Series A Preferred carries special voting and conversion rights based upon formulas as set forth in the Certificate. The consideration to be received by CTI consists of the performance by Strategica Management LLC ("Strategica") of the terms and conditions of a Financial Advisory Agreement to be executed by CTI and Strategica (the "Financial Advisory Agreement").

As set forth in the Certificate, the number of shares of Series A Preferred, with special voting and conversion rights, to be issued by CTI to Strategica will be based upon the amount of capital, if any, raised by CTI from Strategica and/or its affiliate or from prospective investors introduced to CTI by Strategica pursuant to the terms of the Financial Advisory Agreement. A copy of the Agreement is attached as Exhibits 99.1.

Strategica Management, LLC is a Merchant banking and Financial services company that provides advisory and financial services to its client business. Strategica provides or arranges debt and/ or equity capital, and venture partners for clients and provides financial and business advisory services utilizing its relationships and financial expertise for emerging companies. Through their combined experience, Strategica executives have been involved with a variety of debt, equity, mergers, acquisitions and financings in billions of dollars. Strategica is diversified as to industry and geography and is proficient in providing management support, creative financial strategies and sophisticated debt restructurings. (www.strategica.net) Forward-Looking Statements

Statements in this report that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass CTI's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this report are made as of the date hereof and are based on information available to CTI as of such date. CTI assumes no obligation to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others, those factors identified under the heading "Risk Factors" in CTI's Annual Report on Form 10-KSB filed with the SEC on October 13, 2004 as well as other unanticipated factors. Risk factors, cautionary statements and other conditions that could cause actual results to differ from CTI's current expectations are contained in CTI's filings with the Securities and Exchange Commission, including CTI's Annual Report on Form 10-KSB.


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Item 9.01         Exhibits

The following are filed as exhibits to this report:

EXHIBIT NO.                        TITLE
-----------       ----------------------------------------------

99.1              Preferred Stock Issuance Agreement dated
                  January 11, 2005 between Computerized Thermal
                  Imaging, Inc. and Strategica Management, LLC


SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTERIZED THERMAL IMAGING, INC.

Date: 01/17/2005                                     By: /s/ Richard V. Secord
----------------                                     --------------------------
                                                         Richard V. Secord
                                                         Chairman and CEO


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